August 15, 2023
Pioneer Global High Yield Fund
Supplement to the Summary Prospectus, Prospectus

and Statement of Additional Information
each dated March 1, 2023
As discussed in the Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information dated April 5, 2023, the Board of Trustees of Pioneer Global High Yield Fund has approved the reorganization of the fund with and into Pioneer High Yield Fund. The reorganization date has been postponed from September 22, 2023. The reorganization is now expected to occur on or about October 27, 2023.
33453-00-0823
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